Exhibit 99.1

May 3, 2017

Tetra Tech Reports Second Quarter 2017 Results

•                  EPS $0.46; ongoing EPS $0.48, up 30% Y/Y

•                  Operating cash of $109M; YTD cash flow up 67% Y/Y

•                  Record backlog of $2.5 billion

•                  Quarterly dividend increased 11%

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK) today announced results for the second quarter ended April 2, 2017.

Second Quarter Results

Revenue in the second quarter totaled $664 million, up 6% year-over-year.  For ongoing(1) operations, revenue, net of subcontractor costs(2) (net revenue), was $516 million, up 8% compared to the same period in fiscal 2016.  Operating income for the second quarter was $43 million, and on an ongoing basis totaled $44 million, up 27% year-over-year.  Earnings per share (EPS) were $0.46, and on an ongoing basis totaled $0.48, up 30% year-over-year.  Backlog from our ongoing operations of $2.5 billion was up 18% year-over-year.  Cash generated from operations was $109.1 million.

Quarterly Dividend and Share Repurchase Program

On May 1, 2017, Tetra Tech’s Board of Directors declared an 11% increase in the quarterly dividend, raising it to $0.10 per share payable on June 2, 2017 to stockholders of record as of May 18, 2017.  Additionally, the Company has $180 million remaining under the previously approved $200 million share repurchase program. The Company anticipates expending $100 million in share repurchases in fiscal year 2017, of which $20 million was completed in the first six months.

Comments on Results

Tetra Tech’s Chairman and CEO, Dan Batrack commented, “Tetra Tech generated solid results for the second quarter, exceeding our quarterly guidance for both net revenue and EPS.  Our performance this quarter was driven by broad-based growth across most of our end-markets, which resulted in our fifth consecutive quarter of backlog increase.  Our Company continues to benefit from our technical leadership positions with our U.S. federal clients, specifically with the Department of Defense, and in U.S. state and local infrastructure markets, which contributed to our record high backlog.  Given this trend and the strength of our six-month results, we are increasing our guidance for fiscal 2017.”

(1)         Refer to Reconciliation of Revenue and Operating Results table for a reconciliation to GAAP.

(2)         Tetra Tech’s revenue includes a significant amount of subcontractor costs and, therefore, the Company believes revenue, net of subcontractor costs, which is a non-GAAP financial measure, provides a valuable perspective on its business results.

Six-Month Results

Revenue for the six-month period was $1.3 billion and net revenue was $1.0 billion. Operating income for the six-month period was $83 million and EPS was $0.92.  On an ongoing basis, EPS totaled $0.97, up 23% year-over-year.  Cash generated from operations was $50.4 million, up 67% year-over-year.

Business Outlook

The following statements are based on current expectations.  These statements are forward-looking and the actual results could differ materially.  These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release.  The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects diluted EPS for the third quarter of fiscal 2017 to range from $0.50 to $0.55.  Net revenue for the third quarter is expected to range from $510 million to $540 million.  For fiscal 2017, Tetra Tech is increasing guidance and now expects ongoing diluted EPS to range from $2.10 to $2.25 and net revenue to range from $2.05 billion to $2.10 billion.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the second quarter 2017 results through a link posted on the Company’s website at tetratech.com on May 4, 2017 at 8:00 a.m. (PT).

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Reconciliation of Revenue and Operating Results

In thousands (except EPS data)

	Three Months Ended			Six Months Ended
	Apr. 2, 2017	Mar. 27, 2016	% Y/Y	Apr. 2, 2017	Mar. 27, 2016	% Y/Y

Revenue	$663,781	$627,384	6%	$1,332,632	$1,188,092	12%
Subcontractor costs	(151,827)	(148,619)		(331,127)	(288,371)
Net revenue	$511,954	$478,765	7%	$1,001,505	$899,721	11%

Revenue	$663,781	$627,384	6%	$1,332,632	$1,188,092	12%
RCM	23	(10,753)		(8,209)	(31,579)
Ongoing revenue	$663,804	$616,631	8%	$1,324,423	$1,156,513	15%

Net revenue	$511,954	$478,765	7%	$1,001,505	$899,721	11%
RCM	3,704	(2,975)		1,909	(10,165)
Ongoing net revenue	$515,658	$475,790	8%	$1,003,414	$889,556	13%

Operating income	$42,956	$16,650	158%	$82,811	$49,581	67%
Earn-out expense (gain)	(7,149)	1,822		(7,149)	2,823
RCM	8,466	386		11,508	5,668
Acq. & integration	—	15,911		—	15,911
Ongoing operating income	$44,273	$34,769	27%	$87,170	$73,983	18%

EPS	$0.46	$0.06	667%	$0.92	$0.45	104%
Earn-out expense (gain)	(0.08)	0.02		(0.08)	0.03
RCM	0.10	—		0.13	0.05
Acq. & integration	—	0.26		—	0.26
Coffey debt prepayment	—	0.03		—	0.03
Retroactive R&D tax	—	—		—	(0.03)
Ongoing EPS	$0.48	$0.37	30%	$0.97	$0.79	23%

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About Tetra Tech

Tetra Tech is a leading, global provider of consulting and engineering services. We are differentiated by Leading with Science to provide innovative technical solutions to our clients. We support global commercial and government clients focused on water, environment, infrastructure, resource management, energy, and international development. With 16,000 associates worldwide, Tetra Tech provides clear solutions to complex problems. For more information about Tetra Tech, please visit tetratech.com, follow us on Twitter (@TetraTech), or like us on Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This news release contains forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information concerning future events and the future financial performance of Tetra Tech that involve risks and uncertainties.  Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.  Readers are urged to read the documents filed by Tetra Tech with the SEC, specifically the most recent reports on Form 10-K, 10-Q, and 8-K, each as it may be amended from time to time, which identify risk factors that could cause actual results to differ materially from the forward-looking statements.  Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are: continuing worldwide political and economic uncertainties; the new U.S. Administration’s potential changes to fiscal and tax policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; and the ability to impede a business combination based on Delaware law and charter documents. Any projections in this release are based on limited information currently available to Tetra Tech, which is subject to change.  Although any such projections and the factors influencing them will likely change, Tetra Tech will not necessarily update the information, since Tetra Tech will only provide guidance at certain points during the year.  Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release.

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Tetra Tech, Inc.

Condensed Consolidated Balance Sheets

(unaudited - in thousands, except par value)

	April 2, 2017	October 2, 2016

Assets
Current Assets:
Cash and cash equivalents	$171,340	$160,459
Accounts receivable - net	714,471	714,336
Prepaid expenses and other current assets	50,140	46,262
Income taxes receivable	7,125	14,371
Total current assets	943,076	935,428

Property and equipment - net	61,319	67,827
Investments in and advances to unconsolidated joint ventures	2,239	2,064
Goodwill	721,762	717,988
Intangible assets - net	37,313	48,962
Deferred income taxes	1,091	630
Other long-term assets	31,569	27,880
Total Assets	$1,798,369	$1,800,779

Liabilities and Equity
Current Liabilities:
Accounts payable	$143,453	$158,773
Accrued compensation	117,107	129,184
Billings in excess of costs on uncompleted contracts	114,341	88,223
Current portion of long-term debt	18,587	15,510
Current contingent earn-out liabilities	1,708	4,296
Other current liabilities	70,062	85,100
Total current liabilities	465,258	481,086

Deferred income taxes	46,291	60,348
Long-term debt	326,862	331,501
Long-term contingent earn-out liabilities	1,684	4,461
Other long-term liabilities	55,406	53,980

Commitments and contingencies

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at April 2, 2017 and October 2, 2016	—	—
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 57,203 and 57,042 shares at April 2, 2017 and October 2, 2016, respectively	572	570
Additional paid-in capital	256,063	260,340
Accumulated other comprehensive loss	(133,419)	(128,008)
Retained earnings	779,481	736,357
Tetra Tech stockholders’ equity	902,697	869,259
Noncontrolling interests	171	144
Total equity	902,868	869,403
Total Liabilities and Equity	$1,798,369	$1,800,779

Tetra Tech, Inc.

Condensed Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Six Months Ended
	April 2,	March 27,	April 2,	March 27,
	2017	2016	2017	2016

Revenue	$663,781	$627,384	$1,332,632	$1,188,092
Subcontractor costs	(151,827)	(148,619)	(331,127)	(288,371)
Other costs of revenue	(430,952)	(403,976)	(839,141)	(751,772)
Gross profit	81,002	74,789	162,364	147,949
Selling, general and administrative expenses	(45,195)	(40,406)	(86,702)	(79,634)
Acquisition and integration expenses	—	(15,911)	—	(15,911)
Contingent consideration - fair value adjustments	7,149	(1,822)	7,149	(2,823)
Operating income	42,956	16,650	82,811	49,581
Interest expense, net	(3,099)	(4,251)	(6,007)	(5,911)
Income before income tax expense	39,857	12,399	76,804	43,670
Income tax expense	(12,990)	(8,661)	(23,348)	(16,692)
Net income including noncontrolling interests	26,867	3,738	53,456	26,978
Net (income) loss from noncontrolling interests	(5)	6	(32)	5
Net income attributable to Tetra Tech	$26,862	$3,744	$53,424	$26,983

Earnings per share attributable to Tetra Tech:
Basic	$0.47	$0.06	$0.93	$0.46
Diluted	$0.46	$0.06	$0.92	$0.45

Weighted-average common shares outstanding:
Basic	57,270	58,451	57,171	58,819
Diluted	58,270	59,131	58,194	59,527

Cash dividends paid per share	$0.09	$0.08	$0.18	$0.16

Tetra Tech, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited - in thousands)

	Six Months Ended
	April 2,	March 27,
	2017	2016

Cash flows from operating activities:
Net income including noncontrolling interests	$53,456	$26,978

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	23,234	21,410
Equity in income of unconsolidated joint ventures	(2,489)	(896)
Distributions of earnings from unconsolidated joint ventures	2,301	1,334
Stock-based compensation	6,610	6,147
Excess tax benefits from stock-based compensation	—	(211)
Deferred income taxes	19,851	7,109
Provision for doubtful accounts	(2,028)	8,047
Fair value adjustments to contingent consideration	(7,149)	2,823
Gain on disposal of property and equipment	(266)	(359)
Lease termination costs and related asset impairment	—	2,946

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable	2,631	35,898
Prepaid expenses and other assets	(7,587)	(8,694)
Accounts payable	(15,587)	(27,176)
Accrued compensation	(12,888)	(23,038)
Billings in excess of costs on uncompleted contracts	25,139	(9,646)
Other liabilities	(5,021)	3,330
Income taxes receivable/payable	(29,843)	(15,760)
Net cash provided by operating activities	50,364	30,242

Cash flows from investing activities:
Capital expenditures	(3,896)	(6,007)
Payments for business acquisitions, net of cash acquired	(8,039)	(81,256)
Changes in restricted cash	—	(3,384)
Proceeds from sale of property and equipment	303	969
Investments in unconsolidated joint ventures	—	(613)
Net cash used in investing activities	(11,632)	(90,291)

Cash flows from financing activities:
Payments on long-term debt	(137,849)	(76,717)
Proceeds from borrowings	133,596	170,000
Payments of earn-out liabilities	—	(1,001)
Debt pre-payment costs	—	(1,935)
Excess tax benefits from stock-based compensation	—	211
Repurchases of common stock	(20,000)	(50,000)
Dividends paid	(10,301)	(9,382)
Net proceeds from issuance of common stock	7,661	6,235
Net cash (used in) provided by financing activities	(26,893)	37,411

Effect of foreign exchange rate changes on cash	(958)	979

Net increase (decrease) in cash and cash equivalents	10,881	(21,659)
Cash and cash equivalents at beginning of period	160,459	135,326

Cash and cash equivalents at end of period	$171,340	$113,667

Supplemental information:
Cash paid during the period for:
Interest	$5,970	$7,120
Income taxes, net of refunds received of $0.6 million and $2.1 million	$32,995	$19,855

Tetra Tech, Inc.

Regulation G Information

April 2, 2017

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs (“Net Revenue”)

(in millions)

			2016							2017
	2014	2015	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos
Consolidated (as reported)
Revenue	2,483.8	2,299.3	560.7	627.4	1,188.1	666.9	1,855.0	728.5	2,583.5	668.9	663.8	1,332.6
Subcontractor Costs	(623.9)	(580.6)	(139.8)	(148.6)	(288.4)	(168.2)	(456.6)	(197.7)	(654.3)	(179.3)	(151.8)	(331.1)
Net Revenue	1,859.9	1,718.7	420.9	478.8	899.7	498.7	1,398.4	530.8	1,929.2	489.6	512.0	1,001.5

WEI Segment
Revenue	1,018.5	993.6	240.4	226.0	466.4	264.7	731.1	297.2	1,028.3	287.1	268.9	556.1
Subcontractor Costs	(207.4)	(230.4)	(61.0)	(59.6)	(120.6)	(73.4)	(194.0)	(80.9)	(274.8)	(86.1)	(68.3)	(154.4)
Net Revenue	811.1	763.2	179.4	166.4	345.8	191.3	537.1	216.3	753.5	201.0	200.6	401.7

RME Segment
Revenue	1,332.6	1,282.0	315.7	403.9	719.7	414.9	1,134.5	435.2	1,569.7	396.0	418.9	814.9
Subcontractor Costs	(363.3)	(349.9)	(81.4)	(94.6)	(175.9)	(109.9)	(285.9)	(125.3)	(411.2)	(109.3)	(103.9)	(213.1)
Net Revenue	969.3	932.1	234.3	309.3	543.8	305.0	848.6	309.9	1,158.5	286.7	315.0	601.8

Ongoing Operations
Revenue	2,262.7	2,212.7	539.9	616.6	1,156.5	661.7	1,818.2	713.1	2,531.3	660.7	663.8	1,324.4
Subcontractor Costs	(482.3)	(517.3)	(126.2)	(140.8)	(267.0)	(165.4)	(432.4)	(187.1)	(619.4)	(172.9)	(148.1)	(321.0)
Net Revenue	1,780.4	1,695.4	413.7	475.8	889.5	496.3	1,385.8	526.0	1,911.9	487.8	515.7	1,003.4

RCM Segment
Revenue	221.1	86.6	20.8	10.8	31.6	5.2	36.8	15.4	52.2	8.2	—	8.2
Subcontractor Costs	(141.6)	(63.3)	(13.6)	(7.8)	(21.4)	(2.8)	(24.2)	(10.6)	(34.9)	(6.4)	(3.7)	(10.1)
Net Revenue	79.5	23.3	7.2	3.0	10.2	2.4	12.6	4.8	17.3	1.8	(3.7)	(1.9)

Reconciliation of Net Income Attributable to Tetra Tech to EBITDA

(in thousands)

			2016							2017
	2014	2015	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos
Net Income (Loss) Attributable to Tetra Tech	108,266	39,074	23,239	3,744	26,983	25,694	52,678	31,105	83,783	26,562	26,862	53,424
Interest Expense(1)	9,490	7,363	1,660	4,251	5,911	2,590	8,501	2,888	11,389	2,908	3,099	6,007
Depreciation(2)	26,452	23,110	5,303	5,968	11,271	5,912	17,183	5,573	22,756	5,251	5,764	11,015
Amortization(2)	27,288	20,206	4,311	5,447	9,757	6,331	16,088	5,990	22,078	5,940	5,898	11,838
Contingent Consideration	(58,694)	(3,113)	1,001	1,822	2,823	—	2,823	—	2,823	—	(7,149)	(7,149)
Goodwill and Other IA Impairment	—	60,763	—	—	—	—	—	—	—	—	—	—
Income Tax Expense	35,668	41,093	8,030	8,661	16,692	10,805	27,497	13,117	40,613	10,358	12,990	23,348

EBITDA	148,470	188,496	43,544	29,893	73,437	51,332	124,770	58,673	183,442	51,019	47,464	98,483

Acquisition Expenses	—	—	—	7,925	7,925	—	7,925	—	7,925	—	—	—
Integration Expenses	—	—	—	7,986	7,986	1,005	8,991	2,632	11,623	—	—	—
RCM Segment	42,193	6,813	5,089	201	5,291	3,840	9,131	1,968	11,098	2,887	7,970	10,857

Ongoing EBITDA	190,663	195,309	48,633	46,005	94,639	56,177	150,817	63,273	214,088	53,906	55,434	109,340

(1) Includes amortization of deferred financing fee

(2) Varies slightly from the Statements of Cash Flows, which includes amortization of deferred financing fee